UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 January 23, 2007 Date of Report (Date of earliest event reported):

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
                                     (Address of principal executive offices)               (Zip code)

Registrant’s telephone number, including area code:   (952) 853-8100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On January 23, 2007, Ceridian Corporation (the “Company”) issued a press release commenting on the proxy materials filed earlier that day by Pershing Square Capital Management, L.P., to nominate eight directors to the Company’s Board of Directors at the Company’s next Annual Meeting of Stockholders. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number		Description

99.1		Ceridian Corporation Press Release: “Ceridian Comments on Pershing Square Proxy Filing,”
dated January 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

By : /s/ Gary M. Nelson
Name : Gary M. Nelson
Title: Executive Vice President, Chief
Administrative Officer, General
Counsel and Corporate Secretary

Date: January 23, 2007